CONSULTING AGREEMENT

BETWEEN

DONALD SHAXON AND CANNABIS SCIENCE INC.

This CONSULTING AGREEMENT (“Agreement”) is entered into this 11th day of July 2012 by and between DON SHAXON(“SHAXON” OR “CONSULTANT”), a resident of Burlington, Ontario, Canada, and CANNABIS SCIENCE INC.(“CSI”), a Nevada Corporation.

1.         Purpose.          This Agreement is established between the parties for the purpose of DONALD SHAXON providing accounting services to Cannabis Science Inc.

2.         Term.               This Agreement, duly executed, is effective as of the date first written above (“Effective Date”) and shall continue for a term of Three (3) Months.  This Agreement shall terminate as specified in Section 5 of this Agreement.

3.         Consideration for Relationship.     CSI shall compensate SHAXON the sum of Seven Hundred Fifty Thousand (750,000) shares of S-8 registered free-trading common stock for services rendered for the period of July 15 to October 15, 2012.

4.         Services.          The Consultant shall provide, but not limited to, Business Development Services to CSI, including:

a)         Identifying trendsetter ideas by researching industry and related events, publications, and announcements; tracking individual contributors and their accomplishments;

b)         Locate and propose potential business deals by contacting potential partners; discovering and exploring opportunities;

c)         Screening potential business deals by analyzing market strategies, deal requirements, potential, and financials; evaluating options; resolving internal priorities; recommending equity investments;

d)         Developing negotiating strategies and positions by studying integration of new ventures with company strategies and operations; examining risks and potentials; estimating partners' needs and goals; and

e)         Assisting in closing new business deals by coordinating requirements; developing and negotiating contracts.

5.         Termination.    Either party may terminate this Agreement after any breach of the agreement by providing thirty (30) day’s written notice of breach termination to the other party unless mutually agreed to terminate earlier.  The “Termination Date” shall be the thirtieth day after written notice of termination is received.

Upon termination of this Agreement:

a)                  CSI shall retain ownership of all relations, work product, and properties obtained through this agreement;

b)                  SHAXON or assignee shall retain all shares issued in consideration from this agreement pursuant to Section; and

c)                  SHAXON shall maintain as a Consultant to CSI to provide instructions to ensure the proper maintenance of all the relations and properties obtained in conjunction with services provided through this agreement.

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6.      Covenants.

a)                  Disclosure of Information.  During the term of this Agreement and thereafter, each party shall not, at any time, directly or indirectly, disclose any confidential or proprietary information for any reason or purpose whatsoever to any person, firm, corporation, association or other entity to legal and financial advisor who agree in writing to maintain the confidentiality of such confidential or proprietary information on terms substantially similar to those stated here, nor shall either party directly or indirectly make use of any such confidential or proprietary information for its own purpose or for the benefit of any person, firm, corporation, association or other entity except as provided and contemplated herein, and each party hereby acknowledges that either party or subsidiaries would be irreparably damaged if such confidential or proprietary information were disclosed to or utilized on behalf of others in competition in any respect with the other party or any subsidiary thereof.  For the purposes of this Section 6, the term "confidential or proprietary information" shall mean all information concerning the business, customers or affairs of either party or any subsidiary thereof, including matters such as trade secrets, research and development activities, books and records, customer lists, suppliers, distribution channels, pricing information, private processes, software, functional specifications, blueprints, know-how, data, improvements, discoveries, designs, inventions, techniques, marketing plans, strategies, forecasts, new products and financial statements as they may exist from time to time, which the other party may have acquired or obtained by virtue of its relationship with each other or any subsidiary or affiliate thereof, except for such information which (i) becomes generally available to the public, other than as the result of a disclosure made directly or indirectly by either party, (ii) was known to the person, firm, corporation or other entity to which such information was disclosed by either party prior to its disclosure directly or indirectly by the other party, (iii) was previously available to the person, firm, corporation or other entity to which such information was disclosed directly or indirectly by either party on a non-confidential basis from a source which was entitled to disclose the same or (iv) if required by law, governmental order or decree to be disclosed by either party.

b)                  Injunctive Relief.  Each party hereto acknowledges that the provisions of this Section 6 are reasonable and necessary for the protection of either party’s interests and that the other party will be irrevocably damaged if such covenants are not specifically enforced.  Accordingly, Each party hereto agrees that, in addition to any other relief to which the other party may be entitled in the form of actual or punitive damages, the other party shall be entitled to seek and obtain injunctive relief from a court of competent jurisdiction for the purposes of restraining the offending party from any actual or threatened breach of such covenants.

7.         Applicable Law. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

8.         Notices.  Any notice or other communication under this Agreement shall be in writing and shall be considered given when delivered personally or three business days after mailing by U.S. or Canadian registered mail, return receipt requested, to the parties at the following addresses or at such other address as a party may specify by notice to the other.

         If to CSI:           Cannabis Science Inc.

6946 N Academy Blvd., Suite B 254

Colorado Springs, CO 80918

Attention: Dr. Robert Melamede

                      If to Consultant:           DONALD SHAXON

3129 Centennial Drive

Burlington, ON Canada L7M 1B8

9.      Entire Agreement; Amendment.  This Agreement shall supersede all existing agreements between CSI and SHAXON relating to the terms of this Agreement. This Agreement may not be amended except by a written agreement signed by both parties.

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10.       Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

11.       Assignment.  This Agreement may be assigned by SHAXON with a written notice of assignment to CSI.

12.       Headings.  The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.       Counterparts and Facsimile Signature.  This agreement may be signed in counterparts, all of which when taken together shall constitute a single executed document signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.

14.       Authority.  Each party represents and warrants to the other that the signature below by each party’s agent or representative is duly authorized by each party’s governing body and governing documents, and that each signature is duly effective to bind such party to this Agreement in accordance with its terms.

15.       Indemnity. Each party shall indemnify, defend and hold harmless each other, its directors, officers and shareholders from and against any and all demands, claims actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, reasonable attorney’s fees and related costs, asserted against, relating to, imposed upon, or incurred by either party, directly or indirectly, by reason of, resulting from, or arising in connection with this agreement with either parties operations during the term of this agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

/s/ Donald Shaxon

DONALD SHAXON

/s/ Robert Melamede

Dr. Robert Melamede

Director and CEO

Cannabis Science Inc.

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MANAGEMENT AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of the first (24th) day of June 2012 (the “Effective Date”), entered into between Cannabis Science, Inc. a Nevada Corporation, with its principal offices located at 6946 North Academy Blvd Suite B #254, Colorado Springs, Colorado 80918 (the “Company” or “CBIS”) and Mariel Selbovitz, with an address of 4 - Park Avenue, Suite 6-U, NY, 1001 (the “Consultant”) in connection with the provision of the Consultant’s services to the Company.

WHEREAS:

A.      The Company is in the business of manufacturing, marketing and distributing legal cannabis/hemp products worldwide;

B.      The Company wishes to engage the services of the Consultant as an independent contractor of the Company; and

C.      The Company and the Consultant have agreed to enter into a consulting agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.         ENGAGEMENT AS A CONSULTANT

1.1       The Company hereby engages the Consultant as an independent contractor of the Company, to undertake the duties and title of VP of Clinical Program Development and agrees to exercise those powers as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Consultant accepts such engagement on the terms and conditions set forth in this Agreement.

2.         TERM OF THIS AGREEMENT

2.1       The term of this Agreement shall begin as of the Effective Date and shall continue for a minimum of two years, until terminated earlier pursuant to Sections 10 and 11 herein (the “Term”).  Any renewal period for this Agreement shall be at the sole discretion of the Company along with the renewal term including any compensation for services during the renewal term

3.         CONSULTANT SERVICES

3.1              The Consultant shall undertake and perform the duties and responsibilities commonly associated with acting in the capacity of VP of Clinical Program Development,including, but not limited to those duties attached hereto as Appendix “A”.   The Consultant agrees that his duties may be reasonably modified at the Company’s and the Consultant’s mutual agreement from time to time.

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3.2              In providing the Services the Consultant shall:

•         comply with all applicable local statutes, laws and regulations;

•         not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;

•         not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and

•         not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

4.         CONSULTANT COMPENSATION

4.1              Shares and Options.  As compensation for the provision of the Services, the Company shall grant the Consultant five million (5,000,000) shares newly issued Rule 144 restricted common shares of CBIS common stock, par value $0.001 per share, as mutually agreed by both parties.

4.2              Performance Bonus.As further compensation based on job performance, product development & branding, product sales, achievement of project or operational milestones, the company has the option to provide an additional bonus schedule for the Consultant.

5.         NO REIMBURSEMENT OF EXPENSES

5.1       The parties agree that the Compensation hereunder shall be inclusive of any and all fees or expenses incurred by the Consultant on the Consultant’s own behalf pursuant to this Agreement including but not limited to the costs of rendering the Services.  Notwithstanding the foregoing, the Company shall reimburse the Consultant for any bona fide expenses incurred by the Consultant on behalf of the Company in connection with the provision of the Services provided that the Consultant submits to the Company an itemized written account of such expenses and corresponding receipts of purchase in a form acceptable to the Company within 10 days after the Consultant incurs such expenses.  However, the Company shall have no obligation to reimburse the Consultant for any single expense in excess of $500 dollars or $3,000.00 dollars in the aggregate without the express prior written approval of the Company’s Board of Directors.

6.         CONFIDENTIALITY

6.1       The Consultant shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Consultant shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Consultant is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Consultant shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Consultant.

7.         GRANTS OF RIGHTS AND INSURANCE

7.1       The Consultant agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under the Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights (including, without limitation, all copyright) which the Consultant may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Consultant hereby waives any moral rights of authors or similar rights the Consultant may have in or to the results and proceeds of the Consulting Services hereunder.

7.2       The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Consultant, in any amount the Company deems necessary to protect the Company's interest hereunder.  The Consultant shall not have any right, title or interest in or to such insurance.

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8.         REPRESENTATIONS AND WARRANTIES

8.1       The Consultant represents, warrants and covenants to the Company as follows:

(a)    the Consultant is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)   the Consultant is not under any physical or mental disability that would hinder the performance of his duties under this Agreement;

9.         INDEMNIFICATION

9.1       The Consultant shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Consultant of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Consultant.

9.2       The Company shall indemnify and hold harmless the Consultant, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

10.        NO OBLIGATION TO PROCEED.

10.1     Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Consultant is not in material default of the terms and conditions hereof, nothing contained in this section 10.1 shall relieve the Company of its obligation to deliver to the Consultant the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.       RIGHT OF TERMINATION.

11.1      The Company and the Consultant shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 30 days written notice. Upon termination of this agreement all monies due to the contractors will be considered paid in full for the term the services were performed. Upon termination of this agreement the consultant shall continue to work with the company to fulfill the obligations of this agreement.

12.        DEFAULT/DISABILITY.

12.1      No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Consultant shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Consultant of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Consultant, the Consultant may cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure), or the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

13.        COMPANY'S REMEDIES.

13.1      The services to be rendered by the Consultant hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Consultant of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Consultant expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Consultant.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

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14.       INDEPENDENT CONTRACTORS.

14.1 Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.  It is expressly understood that the relationship between the parties is one of independent contractors.

15.       MISCELLANEOUS PROVISIONS

(a)    Time.  Time is of the essence of this Agreement.

(b)   Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

(c)    Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

(d)   Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(e)    Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

(f)    Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.  The Consultant may assign this Agreement with the prior written consent of the Company.

(g)   Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

(h)   Entire agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.

(i)     Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

(j)     Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

(k)   Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

(l)     Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE, INC.

Per: /s/ Robert Melamede

Dr. Robert Melamede, President

CONSULTANT:

/s/ Mariel Selbovitz

Mariel Selbovitz

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APPENDIX “A”

Consultant’s duties include, but are not limited to the following:

  VP of Clinical Program Development:
  Mariel Selbovitz

4 Park Avenue

Suite 6U

NY, 1001

1.      SERVICES

    Coordination of corporate efforts for publicly sponsored clinical trials with executive management, Board of Directors and Scientific Advisory Board
    Development of corporate media portfolio, including but not limited to HIV media, legislative media, financial media and trade media
    Development of measurable community advocacy favorably advocating for investment in scientific investigations in areas of corporate therapeutic focus
    Facilitation of measurable collaborations with scientific organizations, academic institutions and commercial ventures
    Facilitation of abstract production and submission to relevant conferences and meetings
    Facilitation of corporate governance and infrastructure development
    Coordination of legislative advocacy regarding corporate therapeutic areas of focus
    Assistance with coordination of investor presentations at life science financial conferences and meetings (i.e. Rodman and Renshaw, BIO CEO Conference, JP Morgan Life Science Conference)
    Assistance with coordination of manufacturing and product development and outsourcing, as directed by the Vice President of Product Development and Research
    Coordination of Scientific Advisory Board Meetings

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MANAGEMENT AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of the Tenth (10th) day of September 2012 (the “Effective Date”), entered into between Cannabis Science, Inc., a Nevada Corporation, with its principal offices located at 6946 North Academy Blvd Suite B #254, Colorado Springs, Colorado 80918 (the “Company” or “CBIS”) and Ronald D. Sekura Ph.D., with an address of 24 Dockside Lane #431, Key Largo, FL 33037 (the “Consultant”) in connection with the provision of the Consultant’s services to the Company.

WHEREAS:

A.      The Company is in the business of manufacturing, marketing, and distributing cannabinoid products worldwide;

B.      The Company wishes to engage the services of the Consultant as an independent contractor of the Company; and

C.      The Company and the Consultant have agreed to enter into a consulting agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.         ENGAGEMENT AS A CONSULTANT

1.1       The Company hereby engages the Consultant as an independent contractor of the Company, to undertake the duties and title of Executive Vice President of Regulatory Affairs, agrees to exercise those powers as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Consultant accepts such engagement on the terms and conditions set forth in this Agreement.

2.         TERM OF THIS AGREEMENT

2.1       The term of this Agreement shall begin as of the Effective Date and shall continue for a one (1) year period or until terminated earlier pursuant to Sections 10 and 11 herein (the “Term”).  Any renewal period for this Agreement shall be at the sole discretion of the Company along with the renewal term including any compensation for services during the renewal term

3.         CONSULTANT SERVICES

3.1              The Consultant shall undertake and perform the duties and responsibilities commonly associated with acting in the capacity of Executive Vice President of Regulatory Affairs, including, but not limited to those duties attached hereto as Appendix “A”. The Consultant agrees that his duties may be reasonably modified at the Company’s and the Consultant’s mutual agreement from time to time.

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3.2              In providing the Services the Consultant shall:

•         comply with all applicable local statutes, laws and regulations;

•         not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;

•         not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and

•         not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

4.         CONSULTANT COMPENSATION

4.1              Management Fees.  As compensation, the Company shall pay the Consultant Five Hundred Thousand (500,000) 144 - restricted shares of CBIS common stock, par value $0.001 per share for services rendered to the Company under this Agreement.  Any shares issued for renewal periods under this Agreement shall be at the sole discretion of the Company.

5.         NO REIMBURSEMENT OF EXPENSES

5.1       The parties agree that the Compensation hereunder shall be inclusive of any and all fees or expenses incurred by the Consultant on the Consultant’s own behalf pursuant to this Agreement including but not limited to the costs of rendering the Services.  Notwithstanding the foregoing, the Company shall reimburse the Consultant for any bona fide expenses incurred by the Consultant on behalf of the Company in connection with the provision of the Services provided that the Consultant submits to the Company an itemized written account of such expenses and corresponding receipts of purchase in a form acceptable to the Company within 10 days after the Consultant incurs such expenses.  However, the Company shall have no obligation to reimburse the Consultant for any single expense in excess of $500 dollars or $3,000.00 dollars in the aggregate without the express prior written approval of the Company’s Board of Directors.

6.         CONFIDENTIALITY

6.1       The Consultant shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Consultant shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Consultant is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Consultant shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Consultant.

7.         GRANTS OF RIGHTS AND INSURANCE

7.1       The Consultant agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under the Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights (including, without limitation, all copyright) which the Consultant may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Consultant hereby waives any moral rights of authors or similar rights the Consultant may have in or to the results and proceeds of the Consulting Services hereunder.

7.2       The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Consultant, in any amount the Company deems necessary to protect the Company's interest hereunder.  The Consultant shall not have any right, title or interest in or to such insurance.

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8.         REPRESENTATIONS AND WARRANTIES

8.1       The Consultant represents, warrants and covenants to the Company as follows:

(a)    the Consultant is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)   the Consultant is not under any physical or mental disability that would hinder the performance of his duties under this Agreement;

9.         INDEMNIFICATION

9.1       The Consultant shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Consultant of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Consultant.

9.2       The Company shall indemnify and hold harmless the Consultant, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

10.        NO OBLIGATION TO PROCEED.

10.1     Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Consultant is not in material default of the terms and conditions hereof, nothing contained in this section 10.1 shall relieve the Company of its obligation to deliver to the Consultant the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.        RIGHT OF TERMINATION.

11.1      The Company and the Consultant shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 30 days written notice. Upon termination of this agreement all monies due to the contractors will be considered paid in full for the term the services were performed. Upon termination of this agreement the consultant shall continue to work with the company to fulfill the obligations of this agreement.

12.        DEFAULT/DISABILITY.

12.1      No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Consultant shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Consultant of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Consultant, the Consultant may cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure), or the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

13.        COMPANY'S REMEDIES.

13.1      The services to be rendered by the Consultant hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Consultant of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Consultant expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Consultant.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

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14.       INDEPENDENT CONTRACTORS.

14.1 Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.  It is expressly understood that the relationship between the parties is one of independent contractors.

15.       MISCELLANEOUS PROVISIONS

(a)    Time.  Time is of the essence of this Agreement.

(b)   Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

(c)    Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

(d)   Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(e)    Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

(f)    Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.  The Consultant may assign this Agreement with the prior written consent of the Company.

(g)   Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

(h)   Entire agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.

(i)     Jurisdiction and Venue.  It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Nevada. Therefore, each of the parties hereto hereby consents to the jurisdiction and venue of the courts of the State of Nevada.

(j)     Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

(k)   Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

(l)     Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

(m) Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE, INC.

Per: /s/ Robert Melamede

Dr. Robert Melamede, President and CEO

CONSULTANT:

Per: /s/ Ron Sekura

Ron Sekura Ph.D.

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APPENDIX “A”

Consultant information:

Ronald D. Sekura Ph.D.

24 Dockside Lane #431

Key Largo, FL 33037

S.S # ________________

Consultant’s duties pertaining to regulatory advice for manufacturing and product development initiatives include, but are not limited to the following:

(i)            Providing expertise and services related to the development of a transdermal drug delivery system for the Company’s cannabinoid based product(s);

(ii)                  Overall pharmaceutical drug development process;

(iii)        Commercializing and launching new biotech products and technologies;

(iv)                Pinpointing target markets and developing strategic alliances;

(v)                  Drug delivery including oral, nasal, transdermal, liquid injection and novel technologies; and

(vi)                cGMP manufacturing and technology transfer management.

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SOFTWARE APPLICATION DEVELOPMENT AGREEMENT

This SOFTWARE APPLICATION DEVELOPMENT AGREEMENT (“Agreement”) is entered into this 9th day of August 2012 by and between DONALD SHAXON (“SHAXON” OR “CONSULTANT”), a resident of Burlington, Ontario, Canada, and CANNABIS SCIENCE, INC. (“CSI”), a Nevada Corporation.

1.         Purpose.           This Agreement is established between the parties for the purpose of Donald Shaxon developing software applications for the iPhone, Blackberry, and Android smart phones/devices for Cannabis Science, Inc.

2.         Term.               This Agreement, duly executed, is effective as of the date first written above (“Effective Date”) and shall continue for a term of Six (6) Months.  This Agreement shall terminate as specified in Section 5 of this Agreement.

3.         Consideration for Relationship.     CSI shall compensate SHAXON the sum of One Million, Two Hundred Fifty Thousand (1,250,000) shares of Rule 144 restricted common stock in CSI for services rendered for the period of August 9, 2012 to February 9, 2013.

4.         Services.          The Consultant shall provide, but not limited to, Software Application Development for CSI, including:

a)         Building Apple® iPhone, RIM® Blackberry®, and Android device applications to CSI specifications;

b)         Implementing modifications or other changes as instructed by CSI;

c)         Providing technical support and debugging services;

d)         Assisting in obtaining development permits from manufacturers to ensure usability on the aforementioned platforms; and

e)         Other services as may be required to enable deployment of the applications to the consumer market.

5.         Termination.    Either party may terminate this Agreement after any breach of the agreement by providing thirty (30) day’s written notice of breach termination to the other party unless mutually agreed to terminate earlier.  The “Termination Date” shall be the thirtieth day after written notice of termination is received.

Upon termination of this Agreement:

a)                 CSI shall retain ownership of all relations, applications, source code, work product, and properties obtained through this agreement;

b)                  SHAXON or assignee shall retain all shares issued in consideration from this agreement pursuant to Section 3; and

c)                 SHAXON shall maintain as a Consultant to CSI to provide support for continuing market availability of the applications developed under this Agreement.

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6.      Covenants.

a)                 Disclosure of Information.  During the term of this Agreement and thereafter, each party shall not, at any time, directly or indirectly, disclose any confidential or proprietary information for any reason or purpose whatsoever to any person, firm, corporation, association or other entity to legal and financial advisor who agree in writing to maintain the confidentiality of such confidential or proprietary information on terms substantially similar to those stated here, nor shall either party directly or indirectly make use of any such confidential or proprietary information for its own purpose or for the benefit of any person, firm, corporation, association or other entity except as provided and contemplated herein, and each party hereby acknowledges that either party or subsidiaries would be irreparably damaged if such confidential or proprietary information were disclosed to or utilized on behalf of others in competition in any respect with the other party or any subsidiary thereof.  For the purposes of this Section 6, the term "confidential or proprietary information" shall mean all information concerning the business, customers or affairs of either party or any subsidiary thereof, including matters such as trade secrets, research and development activities, books and records, customer lists, suppliers, distribution channels, pricing information, private processes, software, functional specifications, blueprints, know-how, data, improvements, discoveries, designs, inventions, techniques, marketing plans, strategies, forecasts, new products and financial statements as they may exist from time to time, which the other party may have acquired or obtained by virtue of its relationship with each other or any subsidiary or affiliate thereof, except for such information which (i) becomes generally available to the public, other than as the result of a disclosure made directly or indirectly by either party, (ii) was known to the person, firm, corporation or other entity to which such information was disclosed by either party prior to its disclosure directly or indirectly by the other party, (iii) was previously available to the person, firm, corporation or other entity to which such information was disclosed directly or indirectly by either party on a non-confidential basis from a source which was entitled to disclose the same or (iv) if required by law, governmental order or decree to be disclosed by either party.

b)                 Injunctive Relief.  Each party hereto acknowledges that the provisions of this Section 6 are reasonable and necessary for the protection of either party’s interests and that the other party will be irrevocably damaged if such covenants are not specifically enforced.  Accordingly, Each party hereto agrees that, in addition to any other relief to which the other party may be entitled in the form of actual or punitive damages, the other party shall be entitled to seek and obtain injunctive relief from a court of competent jurisdiction for the purposes of restraining the offending party from any actual or threatened breach of such covenants.

7.      Applicable Law. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

8.      Notices.  Any notice or other communication under this Agreement shall be in writing and shall be considered given when delivered personally or three business days after mailing by U.S. or Canadian registered mail, return receipt requested, to the parties at the following addresses or at such other address as a party may specify by notice to the other.

         If to CSI:           Cannabis Science, Inc.

6946 N Academy Blvd., Suite B 254

Colorado Springs, CO 80918

Attention: Dr. Robert Melamede

                      If to Consultant:           DONALD SHAXON

3129 Centennial Drive

Burlington, ON Canada L7M 1B8

9.      Entire Agreement; Amendment.  This Agreement shall supersede all existing agreements between CSI and SHAXON relating to the terms of this Agreement. This Agreement may not be amended except by a written agreement signed by both parties.

10.     Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

11.     Assignment.  This Agreement may be assigned by SHAXON with a written notice of assignment to CSI.

12.     Headings.  The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.     Counterparts and Facsimile Signature.  This agreement may be signed in counterparts, all of which when taken together shall constitute a single executed document signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.

14.     Authority.  Each party represents and warrants to the other that the signature below by each party’s agent or representative is duly authorized by each party’s governing body and governing documents, and that each signature is duly effective to bind such party to this Agreement in accordance with its terms.

15.     Indemnity. Each party shall indemnify, defend and hold harmless each other, its directors, officers and shareholders from and against any and all demands, claims actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, reasonable attorney’s fees and related costs, asserted against, relating to, imposed upon, or incurred by either party, directly or indirectly, by reason of, resulting from, or arising in connection with this agreement with either parties operations during the term of this agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

/s/ Donald Shaxon

DONALD SHAXON

/s/ Robert Melamede

Dr. Robert Melamede

Director and CEO

Cannabis Science Inc.

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